UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2017

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37392	46-3837784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

700 N. Brand Blvd., Suite 1400, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 relating to the various agreements described therein is incorporated by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 8, 2017, Apollo Medical Holdings, Inc. (the “Company”) completed its business combination with Network Medical Management, Inc. (“NMM”) following the satisfaction or waiver of the conditions set forth in the Agreement and Plan of Merger, dated as of December 21, 2016 (as amended on March 30, 2017 and October 17, 2017), among the Company, Apollo Acquisition Corp. (“Merger Sub”), NMM and Kenneth Sim, as the Shareholders’ Representative (the “Merger Agreement”), pursuant to which Merger Sub merged with and into NMM, with NMM surviving as a wholly owned subsidiary of the Company (the “Merger”).

In connection with the Merger and as of the effective time of the Merger (the “Effective Time”):

•	each issued and outstanding share of NMM common stock was converted into the right to receive such number of shares of common stock of the Company that results in the former NMM shareholders who did not dissent from the Merger (“Former NMM Shareholders”) having a right to receive an aggregate of 30,071,197 shares of common stock of the Company, subject to the 10% holdback pursuant to the Merger Agreement and as further described below;

•	the Company issued to Former NMM Shareholders each Former NMM Shareholder’s pro rata portion of (i) warrants to purchase an aggregate of 850,000 shares of common stock of the Company, exercisable at $11.00 per share, and (ii) warrants to purchase an aggregate of 900,000 shares of common stock of the Company, exercisable at $10.00 per share;

•	the Company held back an aggregate of 3,006,995 shares of common stock issuable to Former NMM Shareholders, representing 10% of the total number of shares of Company common stock issuable to Former NMM Shareholders, to secure indemnification rights of the Company and its affiliates under the Merger Agreement (the “Holdback Shares”);

•	Suresh Nihalani and Edward Schreck resigned from the board of directors of the Company and the board of directors of the Company was reconstituted as follows:
(i)	Michael Eng, Thomas Lam, M.D. and David Schmidt were designated as Class I directors with a term expiring at the first annual meeting of stockholders held after the Effective Time;
(ii)	Mitchell Kitayama, Kenneth Sim, M.D. and Mark Fawcett were designated as Class II directors with a term expiring at the second annual meeting of stockholders held after the Effective Time; and
(iii)	Li Yu, Warren Hosseinion, M.D. and Gary Augusta were designated as Class III directors with a term expiring at the third annual meeting of stockholders held after the Effective Time.

•	the committees of the board of directors of the Company were reconstituted as follows:
(i)	the Audit Committee of the Company was reconstituted to consist of David Schmidt, Li Yu and Mitchell Kitayama;
(ii)	the Compensation Committee of the Company was reconstituted to consist of David Schmidt, Michael Eng and Mark Fawcett; and
(iii)	the Nominating and Corporate Governance Committee of the Company was reconstituted to consist of David Schmidt, Michael Eng and Mitchell Kitayama.

•	the following persons were appointed as officers of the Company to the office set forth opposite his name to serve until his successor is elected and qualified or until his removal, resignation, death or disability:

Name:	Office
Kenneth Sim, M.D.	Executive Chairman
Thomas Lam, M.D.	Co-Chief Executive Officer
Warren Hosseinion, M.D.	Co-Chief Executive Officer
Gary Augusta	President
Hing Ang	Chief Operating Officer
Mihir Shah	Chief Financial Officer
Adrian Vazquez, M.D.	Co-Chief Medical Officer
Albert Young, M.D.	Co-Chief Medical Officer

Warrants

As described above, Former NMM Shareholders were issued Warrants as part of the merger consideration (the “Warrant Consideration”). A summary of the terms and provisions of the Warrants issued as Warrant Consideration is described in the Company’s joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 15, 2017 (the “Proxy Statement/Prospectus”) in the section entitled “Warrants to be Issued as Merger Consideration” beginning on page 304 and is incorporated herein by reference.

The foregoing is qualified in its entirety by the form of Warrant, a copy of which is filed herewith as Exhibit 4.1 and which is incorporated herein by reference.

Maverick Stock Purchase Agreement

On December 8, 2017, Warren Hosseinion, M.D., the sole shareholder of Maverick Medical Group, Inc., a California professional corporation (“MMG”) and an affiliate of the Company, sold to APC-LSMA Designated Shareholder Medical Corporation, a California professional corporation (“APC-LSMA”) and affiliate of NMM, all the issued and outstanding shares of capital stock of MMG for $100 under the Stock Purchase Agreement between Warren Hosseinion and APC-LSMA (the “Maverick Stock Purchase Agreement”). A summary of the terms and provisions of the Maverick Stock Purchase Agreement is described in the Proxy Statement/Prospectus in the section entitled “Agreements Related to the Merger – Maverick Stock Purchase Agreement” beginning on page 157 and is incorporated herein by reference.

At the closing of the Merger, under the Maverick Stock Purchase Agreement, Apollo Medical Management, Inc., and wholly-owned subsidiary of the Company executed and delivered to APC-LSMA a Termination of Amended and Restated Management Services Agreement, Intercompany Loan Agreement, Subordination Agreement and Physician Shareholder Agreement (the “Termination Agreement”), which Termination Agreement became effective at the Effective Time. Pursuant to the Termination Agreement, the termination of the Amended and Restated Management Services Agreement and the Physician Shareholder Agreement was effective as of the Effective Time and the termination of the Intercompany Loan Agreement and the Subordination Agreement is delayed for a period of thirty days after the Effective Time. As a termination payment, APC-LSMA agreed to pay AMM $400,000.

Director Agreements

Each of the newly elected directors of the Company has entered or will enter into a board of director’s agreement, a director proprietary information agreement, and an indemnification agreement with the Company, effective on December 8, 2017, the forms of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Conversion of Alliance Note

As previously reported in a Current Report on Form 8-K filed by the Company on April 5, 2017 and October 20, 2017, the Company issued a Convertible Promissory Note (the “Alliance Note”) to Alliance Apex, LLC (“Alliance”) in the principal amount of $4,990,000 on March 30, 2017. On December 11, 2017, the business day following the closing of the Merger, the Alliance Note automatically converted into 520,081 shares of the Company’s common stock. The securities were sold by the Company to Alliance in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated by the SEC thereunder.

Series A and B Warrants

Immediately prior to the Effective Time, NMM made an in-kind distribution to its shareholders on a pro-rata basis of its Series A warrant to purchase an aggregate of 1,111,111 shares of Company common stock and its Series B warrant to purchase an aggregate of 555,555 shares of Company common stock.

Dissenting Shareholder Interests

In connection with the closing of the Merger, the Company waived certain closing conditions to the Merger (the “Waiver”), including the covenant requiring NMM to repurchase any shares of stock held by NMM shareholders who did not vote for the Merger prior to the closing (“dissenting shareholder interests”). In the Waiver, it was agreed that so long as NMM complies with Section 3.15 of the Merger Agreement and keeps at least $10 million of NMM cash in NMM, NMM’s repurchase of dissenting shareholder interests shall not be subject to an indemnification claim from the Holdback Shares.

Immediately following the Effective Time, the stockholders of the Company prior to the Merger continued to hold an aggregate of 6,037,580 shares of common stock, or 17% of the outstanding common stock of the Company, and the Former NMM Shareholders own 27,504,531 shares, or 83% of the issued and outstanding common stock of the Company, (A) excluding (i) 520,081 shares of common stock issuable upon the conversion of the Alliance Note, and (ii) shares of common stock issuable upon the exercise of the Warrant Consideration, and (B) without giving effect to any shares of common stock of the Company issuable upon payment of any indemnification obligations under the Merger Agreement (the “Indemnification Shares”).

In the event all of the Warrant Consideration were to be exercised in full and without giving effect to the issuance of any Indemnification Shares or shares issuable upon conversion of the Alliance Note, then immediately following the Effective Time, stockholders of the Company prior to the Merger would own 16% of the outstanding common stock of the Company and the Former NMM Shareholders would own 84% of the outstanding common stock of the Company.

The issuance of the shares of the Company’s common stock, the Warrant Consideration and the shares of common stock issuable upon exercise of the Warrant Consideration was registered with the SEC on a Registration Statement on Form S-4 (Reg. No. 333-219898) (the “Registration Statement”).

The Company’s shares of common stock, which were previously quoted on the OTC Pink through the close of business on December 7, 2017 commenced trading on December 8, 2017 on The Nasdaq Capital Market under the same ticker symbol “AMEH”.

The descriptions of the Merger Agreement, as amended, included herein are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2016, April 5, 2017 and October 20, 2017 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth in Items 2.01 to this Current Report on Form 8-K is incorporated into this item by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

The disclosure set forth in Items 2.01 and 5.03 to this Current Report on Form 8-K is incorporated into this item by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, the Company experienced a change in control with the Former NMM Shareholders effectively acquiring control of the Company. The disclosure set forth in Item 2.01 to this Current Report of Form 8-K is incorporated into this item by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 to this Current Report on Form 8-K is incorporated into this item by reference. The Company’s directors and executive officers following the Effective Time are described in the Proxy Statement/Prospectus in the section entitled “Management of the Combined Company” beginning on page 187 and that information is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter and Bylaws Amendments

On December 8, 2017, in connection with the Merger, the Company filed a Certificate of Amendment of Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of Delaware to divide the Company’s directors into three classes, with the terms of office of one class expiring each year. Class I holds office initially for a term expiring at the first annual meeting of stockholders after the Effective Time, Class II holds office initially for a term expiring at the second annual meeting of stockholders after the Effective Time and Class III holds office initially for a term expiring at the third annual meeting of stockholders after the Effective Time. The initial classification of the board of directors is set forth in Item 2.01 of this Current Report on Form 8-K and is incorporated by reference into this item by reference. At each annual meeting of stockholders following the initial classification and election, the successors to the class of directors whose terms expire at each future meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified.

In connection with the filing of the Charter Amendment, the Company adopted an amendment to its Restated Bylaws (the “Bylaws Amendment”) to make conforming changes to the Company’s Restated Bylaws to reflect the division of the Company’s directors into three classes.

The Charter Amendment and the Bylaws Amendment were approved by the Company’s stockholders at a special meeting of its stockholders on December 6, 2017.

The foregoing description of the Charter Amendment and the Bylaws Amendment is qualified entirely by reference to the full text of the Charter Amendment and the Bylaws Amendment which are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated by reference herein.

Change in Fiscal Year

Effective upon the Effective Time, the Company’s board approved a change in the Company’s fiscal year from March 31 to December 31, to correspond with the fiscal year end of NMM prior to the Merger. As a result of this change, the Company’s next fiscal year-end will be December 31, 2017 and the Company plans to report its financial results for the transition period from March 31, 2017 through December 31, 2017 on a transition report on Form 10-KT.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company will file the financial statements required to be filed by this Item 9.01(a) not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Company will file the financial statements required to be filed by this Item 9.01(b) not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation filed December 8, 2017
3.2	Amendment to Restated Bylaws
4.1	Form of Warrant (incorporated by reference to the Company’s joint proxy statement/prospectus filed with the SEC on November 15, 2017)
10.1	Form of Board of Directors Agreement
10.2	Form of Director Proprietary Information Agreement
10.3	Form of Director and Officer Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: December 13, 2017	By:	/s/ Warren Hosseinion
	Name: Title:	Warren Hosseinion Co-Chief Executive Officer